First Quarter 2017 Investor Presentation May 3, 2017

We make forward-looking statements in this presentation that are subject to risks and uncertainties.  These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives.  When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward- looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  You should not place undue reliance on these forward-looking statements.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us.  Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business."  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made.  New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us.  Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1 Safe Harbor Statement

n WMC corporate goals n Best-in-class risk and portfolio management practices n Operational excellence and efficiencies n Highest standards of financial reporting, disclosure and transparency n Consistent dividend policy n WMC is supported by the deep investment experience of the mortgage and asset backed securities team of Western Asset, as well as its global investment, risk management and operational infrastructure n At March 31, 2017 Western Asset had approximately $433 billion in assets under management with over 850 investment, risk, finance, accounting, legal and compliance, operations and other professionals in nine offices around the world n Western Asset’s depth and breadth of fixed income expertise, comprehensive platform, and global institutional relationships provide WMC a key advantage 2 Corporate Overview Our long-term objective is to generate a strong total return for our shareholders through attractive dividends derived from sustainable core earnings and appreciation in the value of our portfolio.

n GAAP net income of $20.2 million, or $0.48 per share n Quarterly cash dividend of $0.31 per share n $10.45 net book value per share as of March 31, 2017(1) n Economic return on book value was 4.8%(2) n Core earnings plus drop income(3) of $10.3 million, or $0.25 per share, consists of: n Core earnings of $0.22 per share, including a $0.01 per share retrospective adjustment n Drop income of $0.03 per share n Net portfolio income of $25.4 million(4) consists of: n Net Interest Income, including cost of hedging, of $13.7 million n Realized Gain on Investments and Derivatives of $18.3 million n Unrealized Loss on Investments and Derivatives of $0.3 million n Other Than Temporary Impairment of $6.3 million n Net interest margin of 2.01%(5) n 4.39% adjusted gross yield(5) n 2.81% fully hedged cost of funds(5) n Agency RMBS CPR of 10.5% for first quarter (6) 3 Please refer to page 14 for footnote disclosures. First Quarter Financial Highlights

Recent Performance Dividend Per Share $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00 Q3 2016 Q4 2016 Q1 2017 0.31 0.31 0.31 Economic Return 8.0 6.0 4.0 2.0 0.0 -2.0 -4.0 -6.0 -8.0 Q3 2016 Q4 2016 Q1 2017 7.1% (7.8)% 4.8% Book Value Change 6.0 4.0 2.0 0.0 -2.0 -4.0 -6.0 -8.0 -10.0 -12.0 Q3 2016 Q4 2016 Q1 2017 4.3% (10.5)% 1.8% Core Earnings Plus Drop Income Per Share $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00 Q3 2016 Q4 2016 Q1 2017 0.35 0.52 0.25 4 (2) (3) Please refer to page 14 for footnote disclosures. MBS spreads tightened in the first quarter of 2017, resulting in an increase in book value and economic return. Core earnings plus drop income in the first quarter of 2017 declined as a result of repositioning the portfolio.

5 Book Value Roll Forward Please refer to page 14 for footnote disclosures. Book value increased by 1.8% during the first quarter of 2017, primarily due to spreads tightening on our securities. Amounts in 000's Per Share Book Value at December 30, 2016 $ 430,482 $ 10.27 Common dividend (12,995) (0.31) 417,487 9.96 Portfolio Income Net interest margin (7) 13,746 0.33 Net realized loss on investments and derivatives 18,311 0.44 Unrealized gain on investments and derivatives (297) (0.01) Other than temporary impairment (8) (6,340) (0.15) Net portfolio income 25,420 0.61 Operating expenses and G&A, (excluding non-cash stock based compensation) (4,505) (0.11) Provision for taxes (312) (0.01) Book Value at March 31, 2017 $ 438,090 $ 10.45

During the first quarter of 2017 and the fourth quarter of 2016, we reduced our exposure in Agency RMBS and Non-Agency RMBS and increased our Agency CMBS, whole loans and GSE CRT holdings. 6/30/2016 9/30/2016 12/31/2016 3/31/2017 70% 60% 50% 40% 30% 20% 10% 0% Agency RMBS Non-Agency RMBS Non-Agency CMBS Whole-Loans Agency CMBS Other Investments(9) 60% 16% 14% 7% 1% 3% 63% 14% 13% 7% 0.5% 3% 53% 11% 13% 7% 13% 3% 36% 2% 11% 8% 37% 5% 6 Investment Portfolio ($ in millions) Asset Class 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Agency RMBS $ 1,605 $ 1,851 $ 1,470 $ 1,074 Agency CMBS 24 14 372 $ 1,120 Non-Agency RMBS 415 395 308 $ 64 Non-Agency CMBS 382 369 359 $ 342 Whole-Loans: Residential Whole-Loans 190 205 192 $ 216 Residential Bridge Loans(14) — — — $ 33 Other Investments (9) 73 87 92 $ 139 Total $ 2,689 $ 2,921 $ 2,793 $ 2,988 Please refer to page 14 for footnote disclosures. Portfolio Composition

7 Portfolio Income Attribution(10) Please refer to page 14 for footnote disclosures. (15) Portfolio Income(4) increased from a loss of $32.3 million in the quarter ended December 31, 2016 to an income of $25.4 million in the quarter ended March 31, 2017. For the Three Months Ended March 31, 2017 (in thousands except per share data) Agency RMBS Agency CMBS Non- Agency RMBS Non- Agency CMBS Residential Whole- Loans Residential Bridge Loans (14) Other Securities (9) Securitized Commerci al Loan Total Net Interest Income(7) $ 2,181 $ 529 $ 1,823 $ 5,482 $ 858 $ 190 $ 2,421 $ 262 $ 13,746 Realized gain/(loss) (2,636) — 22,241 (726) — — (568) — 18,311 Unrealized gain/ (loss) 3,315 1,799 (16,115) 7,618 380 — 2,552 154 (297) OTTI(8) (742) — — (4,334) — — (1,264) — (6,340) Portfolio Income (loss) 2,118 2,328 7,949 8,040 1,238 190 3,141 416 25,420 BV Per Share Increase (Decrease) $ 0.05 $ 0.06 $ 0.19 $ 0.19 $ 0.03 $ 0.005 $ 0.07 $ 0.01 $ 0.61 per share Beginning book value $ 10.27 Portfolio Income(4) 0.61 Operating expenses and G&A (0.11) Provision for Taxes (0.31) Dividends (0.01) Ending book value $ 10.45

n Net Duration of the Agency RMBS portfolio: 0.51 years n Leverage Ratio: 5.3x n Leverage Ratio as adjusted for TBA position is 5.5x n Agency RMBS Weighted Average Loan Age (“WALA”) of 46.2 months n Net interest margin of 2.01% n 4.39% adjusted gross yield n 2.81% fully hedged cost of funds n Net fixed pay interest rate swaps of $1.3 billion 8 (5) Key Portfolio Metrics as of March 31, 2017 Agency Holdings Key Rate Duration Contribution Total 6-months 2-Year 5-Year 10-Year 20-Year 30-Year Agency RMBS 1.81 0.07 0.24 0.45 0.64 0.36 0.03 Agency CMBS 2.86 0.01 0.03 0.31 2.41 0.1 0 Swaps and Futures -4.16 -0.05 0.02 -0.98 -2.91 -0.27 0.02 Total 0.51 0.03 0.29 -0.22 0.14 0.19 0.05 Please refer to page 14 for footnote disclosures. (5) (5)

Portfolio Financing ($ in millions) March 31, 2017 Repurchase Agreements Outstanding Amounts Interest Rate Remaining Days to Maturity Agency RMBS $ 835.5 1.01% 50 Agency CMBS 933.5 1.02% 34 Non-Agency RMBS 50.4 2.60% 43 Non-Agency CMBS 239.6 2.69% 36 Whole-Loans and Securitized Commercial Loan 213.5 3.32% 15 Other Securities (11) 51.9 2.50% 25 Total/Wtd Avg $ 2,324.4 1.47% 38 9 n Master repurchase agreements with 27 counterparties n Outstanding borrowings with 16 counterparties n Capacity in excess of our current needs Please refer to page 14 for footnote disclosures. Financing Summary

10 Fixed Pay Interest Rate Swaps ($ in millions – as of March 31, 2017) Maturity Notional Amount Avg. Fixed Pay Rate Avg. Floating Receive Rate Average Maturity (Years) Less than 1 Year $ 105.9 0.8% 1.0% 0.6 1 Year to 3 Years 118.0 1.8% 1.1% 2.4 3 Years to 5 Years 1,047.8 2.1% 1.1% 3.7 >5 Years 2,823.4 2.8% 0.8% 9.4 Total Fixed Pay Rate(13) $ 4,095.1 2.5% 0.9% 7.5 Variable Pay Interest Rate Swaps ($ in millions – as of March 31, 2017) Maturity Notional Amount Average Variable Pay Rate Avg. Fixed Recieve Rate Average Maturity (Years) 1 Year to 3 Years $ 192.8 1.0% 1.4% 2.9 3 Years to 5 Years 1,609.9 0.8% 1.8% 4.1 >5 Years 970.0 1.1% 2.2% 11.9 Total Floating Pay Rate(13) $ 2,772.7 0.9% 1.9% 6.7 Hedging Summary Please refer to page 14 for footnote disclosures. As of March 31, 2017 our net fixed pay interest rate swap(13) positions are about $1.3 billion. (12)

We repositioned our interest rate swaps in April 2017. Below is our interest swaps positions as of April 28, 2017. Current Pay Interest Rate Swaps Interest Rate Swap Notional (in millions) Fixed Pay Floating Receive Maturity Date $ 60.8 0.8% 1.2% 10/2/2017 45.1 0.8% 1.2% 10/3/2017 500.0 2.0% 1.2% 4/28/2022 10.0 2.1% 1.2% 10/10/2023 275.0 2.4% 1.2% 4/28/2027 18.0 2.7% 1.2% 4/11/2033 20.0 2.5% 1.2% 4/27/2037 $ 928.9 2.0% 1.2% Forward Starting Interest Rate Swaps Interest Rate Swap Notional (in millions) Fixed Pay Floating Receive Maturity Date Forward Start Initial Pay Date $ 200.0 1.8% 3ML 5/2/2020 8/2/2017 725.0 2.5% 3ML 4/27/2028 7/27/2018 $ 925.0 2.3% 3ML Total Interest Rate Swaps $ 1,853.9 2.2% 1.2% Hedging Summary12 Please refer to page 14 for footnote disclosures. 11

12 n Base case is for steady but unspectacular growth, where spread sectors are likely to outperform. n Global economies will continue to experience improving growth but weak by historical standards. n U.S. growth and inflation have the potential to increase with fiscal stimulus. n Central banks are becoming somewhat less accommodative. n Spread sectors, having rebounded from depressed levels, should continue to offer attractive returns. n Consumer and housing fundamentals remain at historically attractive levels. n We expect elevated volatility in the near-term due to policy uncertainties. 2017 Macroeconomic Outlook

n Residential Whole-loans continue to perform in-line with our expectations. n We expect to opportunistically increase our exposure to this sector including both non- QM and bridge loans. n Commercial mezzanine loan opportunities continue to offer attractive risk-reward opportunities. n Lower-rated CMBS spreads remain wide and have lagged the recovery in credit. n We believe that junior CMBS spreads will tighten over the next year. n Credit risk transfer spreads, especially in the equity class, remain attractive on a relative basis and have lagged the broader recovery in the credit sensitive sectors. n We see attractive opportunities in GSE credit risk transfer securities. n Legacy Non-Agency RMBS spreads continue to tighten. n Agency CMBS offers more attractive relative value than Agency RMBS. n We expect Agency RMBS spreads to widen in the long-term, however we are constructive in the near-term. Portfolio View Credit sensitive mortgage sectors have performed relatively well and are expected to continue to offer attractive returns. Agency RMBS spreads have widened, while agency commercial spreads have not. 13

(1) Reflects the $0.31 dividend declared on March 23, 2017 and paid on April 26, 2017. (2) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (3) Core earnings is a non-GAAP measures which includes the cost of interest rate swaps, interest income on IOs and IIOs classified as derivatives, net interest income on foreign currency swaps and total return swaps. Drop income is income derived from the use of ‘to-be-announced’ forward contract (“TBA”) dollar roll transactions which is a component of our gain (loss) on derivative instruments on our consolidated statement of operations, but is not included in core earnings. Drop income was approximately $1.04 million for the three months ended March 31, 2017. (4) Non-GAAP measure which includes net interest margin (as defined in footnote 7), realized and unrealized gains or losses in the portfolio and other than temporary impairment. (5) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, foreign currency swaps and total return swap, and are weighted averages for the quarter ended March 31, 2017. (6) First quarter weighted average Constant Prepayment Rate for the company’s Agency RMBS portfolio on an annualized basis. (7) Non-GAAP measure which includes net interest income, interest income on IO's, IIO's, foreign currency swaps and total return swap classified as derivatives less cash hedging costs. (8) Includes other than temporary impairment on IO's and IIO's accounted for as derivatives. (9) Other investments include ABS, GSE Credit Risk Transfer securities and a securitized commercial loan. (10) Portfolio income attribution uses total income defined as the sum of net interest income, realized gain, unrealized gain and other than temporary impairment. (11) Other securities includes ABS and GSE Credit Risk Transfer securities. (12) While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies. (13) At March 31, 2017 the Company has $3.4 billion notional value of pay-fixed interest rate swaps, excluding forward starting swaps of $660 million (approximately 7.6 months forward), which have variable maturities between October 2, 2017 and February 12, 2044, and $2.3 billion notional value of pay-variable interest rate swaps, excluding forward starting swaps of $456 million (approximately 3.2 months forward), which have variable maturities between February 5, 2020 and February 5, 2045. (14) The residential bridge loans are reflected at amortized costs which approximate fair value. 14 Footnotes

Appendix

¹ Other investments includes ABS, GSE Credit Risk Transfer securities and securitized commercial loan. 2 Lower loan balance pools generally consist of loans below $150,000. 3 Other includes low WALA and Investor loans. 4 Commercial Real Estate Mortgage Mezzanine Loans. 5 Residential Bridge Loans are reflected at amortized costs which approximate fair value at March 31, 2017. 16 Portfolio Breakdown Total Investment Portfolio ($ in millions) March 31, 2017 Agency RMBS $ 1,074 Agency CMBS 1,120 Non-Agency RMBS 64 Non-Agency CMBS 342 Residential Whole-Loans 216 Residential Bridge Loans 5 33 Other Investments1 139 Total $ 2,988 Agency & Non-Agency CMBSAgency RMBS Non-Agency RMBS, Whole-loans &CRT Securities Select Sector Categories Agency RMBS Agency CMBS Non-Agency RMBS Non-Agency CMBS Whole-Loans Other Investments 35.9% 37.5% 2.2% 11.4% 8.3%4.7% Lower Loan Balance MHA/HARP High LTV Other 69.0% 12.0% 19.0% Non-Agency RMBS Residential Whole-loans CRT Securities 14.2% 55.1% 30.7% Legacy CMBS New Issue CMBS CRE Mezzanine Agency CMBS 13.5% 7.4% 2.5% 76.6%

(1) Includes $13.7 million of amortized cost and $15.1 million of fair value for Agency RMBS IOs and IIOs accounted for as derivatives for GAAP. (2) Includes $8.1 million of amortized cost and $7.3 million of fair value for Agency CMBS IOs and IIOs accounted for as derivatives for GAAP. (3) Other securities includes residual interests in asset-backed securities which have no principal balance and an amortized cost of approximately $22.7 million. (4) Residential Whole-Loans are held by a trust whose entire beneficial interest is held by WMC. (5) Residential Bridge Loans are reflected at amortized costs. (6) The $25.0 million securitized commercial loan is from a consolidated variable interest entity in which the Company owns a $14.0 million first loss position in a CMBS Securitized Trust. 17 Investment Portfolio ($ in millions) Coupon Principal Balance Amortized Cost Estimated Fair Value Agency 40-year fixed rate 3.5% $ 98.7 $ 99.9 $ 100.8 30-year fixed rate 3.0% 25.9 26.9 25.7 3.5% 38.2 41.0 39.4 4.0% 319.4 343.6 337.5 4.5% 208.7 224.0 226.6 5.0% 46.8 52.5 52.2 5.5% 1.9 2.3 2.2 6.0% 2.3 2.5 2.6 20-year fixed rate 3.5% 110.9 116.7 115.7 4.0% 131.5 139.1 139.5 Agency RMBS IOs and IIOs(¹) 3.0% N/A 29.9 32.2 Agency CMBS 2.9% 1,124.5 1,108.9 1,112.4 Agency CMBS IOs and IIOs(2) 0.9% N/A 8.1 7.3 Subtotal Agency 3.1% 2,108.8 2,195.4 2,194.1 Non-Agency Non-Agency RMBS 2.9% 86.0 62.2 64.3 Non-Agency CMBS 4.9% 447.4 361.4 342.1 Subtotal Non-Agency 4.6% 533.4 423.6 406.4 Other Securities(3) 6.8% 90.7 113.5 114.5 Subtotal MBS and Other Securities 3.5% 2,732.9 2,732.5 2,715.0 Whole-Loans Residential Whole-Loans(4) 4.6% 211.0 211.8 215.8 Residential Bridge Loans(5) 9.5% 33.2 33.2 N/A Securitized Commercial Loan(6) 9.0% 25.0 25.0 24.5 Subtotal Whole-Loans 5.6% 269.2 270.0 240.3 Total Portfolio 3.6% 3,002.1 3,002.5 2,955.3 Portfolio Composition as of March 31, 2017

18 Economic Return(1) Total Stock Return(2) QTD YTD 3 Years Ended 5/5/12 to 3/31/2017 QTD YTD 3 Years Ended 5/5/12 to 3/31/2017 4.8% 4.8% 17.7% 24.1% 0.1% 0.1% 2.4% 20.7% WMC Returns as of March 31, 2017 (1) Economic return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in book value during the period and dividing by the beginning book value. (2) Total Stock return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in stock price during the period and dividing by the beginning stock price.

Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com Contact Information